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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 15, 2006

                     Lehman ABS Corporation, on behalf of:


         REPACKAGED AMERICAN GENERAL FLOATING RATE TRUST CERTIFICATES,
                              SERIES 2003-1 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     001-31734             13-3447441
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(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
     of Incorporation)                   Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                              10019
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Repackaged American General Floating Rate Trust Certificates, Series
2003-1 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of July 2, 2003 in respect of the Trust, as supplemented by a Supplement to the Series Supplement, dated as of July 11, 2003.

Item 8.01. OTHER EVENTS

On January 15, 2006, distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

American International Group, Inc. ("AIG"), the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on AIG please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under AIG's Exchange Act file number, 001-08787. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by AIG may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the guarantor of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed as part of this report:

    1 Trustee's Distribution Statement to the Repackaged American General Floating Rate Trust Certificates, Series 2003-1 Certificate Holders for the period ending January 15, 2006.





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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 15, 2006


                                    Lehman ABS Corporation


                                    By: /s/ Charles M. Weaver
                                            -----------------
                                    Name:  Charles M. Weaver
                                    Title: Senior Vice President



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                                 EXHIBIT INDEX


Exhibit Number   Description
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       1         Trustee's Distribution Statement to the Repackaged
                 American General Floating Rate Trust Certificates,
                 Series 2003-1 Certificate Holders for the period ending
                 January 15, 2006




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                                                                     Exhibit 1

                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Repackaged American General Floating Rate Trust Certificates, Series
2003-1
*CUSIP:   76027YAA2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending January 15, 2006.

INTEREST ACCOUNT
----------------


Balance as of   October 15, 2005.....                                 $0.00
        Swap Receipt Amount.....                                $170,583.33
        Scheduled Income received on securities.....            $562,500.00
        Unscheduled Income received on securities.....                $0.00

LESS:
        Swap Distribution Amount.....                          -$562,500.00
        Distribution to Holders.....                           -$170,583.33
        Distribution to Depositor.....                               -$0.00
        Distribution to Trustee.....                                 -$0.00
Balance as of  January 15, 2006.....                                  $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of  October 15, 2005.....                                  $0.00
        Scheduled principal payment received on
        securities.....                                               $0.00

LESS:
     Distribution to Holders.....                                    -$0.00
Balance as of  January 15, 2006.....                                  $0.00


             UNDERLYING SECURITIES HELD AS OF January 15, 2006

        Principal
          Amount                   Title of Security
        ---------                  -----------------
        $15,000,000     American General Corporation 7 1/2% Notes due
                        July 15, 2025
                       *CUSIP:  026351AU0

                 CREDIT SUPPORT HELD AS OF January 15, 2006

         Notional
          Amount                   Title of Security
        ---------                  -----------------
        $15,000,000     Swap Agreement Dated as of July 2, 2003
                        between the Trust and Lehman Brothers
                        Derivative Products Inc.

U.S. Bank Trust National Association, as
Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.



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